News

Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports First Quarter 2012 Results
Net sales of $626.4 million
GAAP net earnings per share of $0.04
Adjusted net earnings per diluted share of $0.23

ST. LOUIS, May 18, 2012 – Brown Shoe Company, Inc. (NYSE: BWS, brownshoe.com) today reported its first quarter 2012 financial results, with net sales of $626.4 million compared to first quarter 2011 net sales of $619.6 million.  First quarter net earnings of $1.7 million, or $0.04 per diluted share, compared to $3.7 million, or $0.08 per diluted share, in 2011.  On an adjusted* basis, net earnings of $10.0 million, or $0.23 per diluted share, compared to $7.0 million, or $0.16 per diluted share, in the prior year.  Gross profit margin for the first quarter of 2012 was 38.2% versus 40.0% in 2011.

“With sales of $626.4 million and adjusted earnings of $0.23 per share -- up 44% -- we had a great start to 2012.  Strong topline sales growth and effective expense management helped drive good quarterly results, despite some gross margin pressure,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “While good weather, an earlier Easter and an easier quarterly comp were welcome, these factors only helped to magnify the success we are seeing with the first phase of our portfolio realignment.”

“Our strong quarterly performance was better than expected and is reflective of the hard work we completed last year and are continuing to execute on this year,” continued Sullivan.  “I’m looking forward to reporting ongoing benefits from these efforts throughout this year, and we will continue to evaluate our brands and our businesses against the financial hurdles we outlined during our portfolio realignment.”

US$M, except per share (unaudited)	13 Weeks			52 Weeks
	1Q’12	1Q’11	Change	1Q’12	1Q’11	Change
Famous Footwear	347.1	342.7	1.3%	1,460.7	1,467.1	(0.4%)
Wholesale Operations	223.2	217.1	2.8%	877.0	796.7	10.1%
Specialty Retail	56.1	59.8	(6.1%)	252.0	262.1	(3.9%)
Consolidated net sales	$626.4	$619.6	1.1%	$2,589.7	$2,525.9	2.5%
Gross profit	239.1	248.0	(3.6%)	987.7	1,004.0	(1.6%)
Margin	38.2%	40.0%	-180 bps	38.1%	39.7%	-160 bps
SG&A expenses	218.9	234.2	(6.5%)	922.1	932.7	(1.1%)
% of net sales	35.0%	37.8%	-280 bps	35.6%	36.9%	-130 bps
Net restructuring, other special charges	11.5	1.7	n/m	33.4	7.9	320.4%
Operating earnings	8.7	12.1	(28.0%)	32.2	63.4	(49.3%)
% of net sales	1.4%	1.9%	-50 bps	1.2%	2.5%	-130 bps
Net interest expense	6.1	6.6	(8.2%)	26.0	21.5	20.4%
Earnings before income tax	2.6	5.5	(52.1%)	6.2	41.9	(85.2%)
Tax rate	37.9%	38.8%	-90 bps	12.9%	28.6%	n/m
Net earnings from discountinued operations	--	0.3	(100.0%)	15.4	0.3	n/m
Net earnings	$1.7	$3.7	(54.0%)	$22.6	$30.9	(26.8%)
Per diluted share	$0.04	$0.08	(50.0%)	$0.52	$0.70	(25.7%)
Adjusted operating earnings	$21.5	$16.5	29.8%	$70.3	$74.1	(5.1%)
Adjusted per diluted share	$0.23	$0.16	43.8%	$0.77	$0.86	(10.5%)

First Quarter Highlights

Famous Footwear reported a year-over-year improvement in first quarter net sales of 1.3%, while same store sales were up 2.5%.  Improved weather, both on a quarterly sequential and year-over-year basis, helped drive strong growth in running and sandals.  During the quarter, the company closed or relocated 34 stores and added 11 new stores, and average revenue per square foot improved 4.5% over the first quarter of 2011.

Wholesale Operations net sales were up 2.8%, as sales of ongoing brands exceeded the decline in sales for exited brands.  The company’s Contemporary Fashion brands were up 20.8%, with strong growth from both Franco Sarto and Sam Edelman.  In the Healthy Living portfolio, Dr. Scholl’s Shoes and Ryka both saw improved performance, as spring weather trends helped drive sandal and athletic shoe sales.

Consolidated gross profit declined (3.6%) in the first quarter, while gross profit margin declined by (180) basis points.  The change in gross margin, when compared to the first quarter of 2011, was primarily due to higher markdowns at both wholesale and retail.  Net sales mix at retail and wholesale was 64% and 36%, respectively, versus 65% and 35% in the first quarter of 2011.

The decline in gross margin was more than offset by lower SG&A, which decreased by $15.3 million to 35.0% of net sales.  These results were due to cost reduction initiatives, in conjunction with a quarterly shift in some marketing spend.  In addition, the company operated fewer retail locations on a year-over-year basis.

Inventory at the end of the first quarter was $512.8 million, down (4.1%) compared to $534.7 million in the first quarter of 2011, with both Famous Footwear and Wholesale reporting a decrease in inventory.  At quarter-end, Brown Shoe Company had approximately $354.3 million in availability under its revolving credit facility and $39.8 million in cash and cash equivalents.

Financial Review and 2012 Outlook

“Thanks to better than expected sales and earnings in the first quarter, we are increasing our full year EPS guidance to a range of $0.83 to $0.95,” said Mark Hood, chief financial officer of Brown Shoe Company.  “While we remain cautious about the state of the economy and the pace of the consumer recovery, we are optimistic about our ability to successfully execute on our remaining portfolio realignment efforts and drive improvement in our ongoing business.”

Metric	FY’12
Consolidated net sales	$2.57 to $2.59 billion
Famous Footwear same-store sales	Flat to up low single-digits
Wholesale Operations net sales	Down low single-digits, reflecting brand exits
Gross profit margin	Up 20 to 40 basis points
SG&A	$920 to $925 million
Non-recurring costs	~$20 million
Net interest expense	$23 to $25 million
Effective tax rate	38% to 40%
Earnings per diluted share	$0.53 to $0.65
Adjusted earnings per diluted share	$0.83 to $0.95
Depreciation and amortization	$57 to $58 million
Capital expenditures	$58 to $60 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, May 18, 2012.  The webcast and accompanying slides will be available at brownshoe.com/investor.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 78263811.  A replay will be available on the website for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 78263811 through June 2, 2012.

*Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe Company rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (vi) Brown Shoe Company’s ability to utilize its new information technology system to successfully execute its strategies, including integrating ASG’s business; (vii) the ability to recruit and retain senior management and other key associates; (viii) the ability to attract and retain licensors and protect intellectual property rights; (ix) the ability to secure/exit leases on favorable terms; (x) the ability to maintain relationships with current suppliers; (xi) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xii) the ability to source product at a pace consistent with increased demand for footwear; (xiii) the impact of rising prices in a potentially inflationary global environment; and (xiv) the ability of Brown Shoe Company to execute on the first phase of its portfolio realignment. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2012, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company

Brown Shoe Company is a $2.6 billion, global, footwear company that puts consumers and their needs first, by targeting the strategic Family, Healthy Living and Contemporary Fashion platforms.  We have more than 130 years of experience, passion and product innovation and operate more than 1,300 Famous Footwear and Naturalizer retail stores across the United States, Canada and China.  We also design, source and market many well-known wholesale shoe brands -- such as Naturalizer, Dr. Scholl's Shoes, LifeStride, Sam Edelman, Franco Sarto, Via Spiga, Vera Wang , Avia and Ryka -- across multiple distribution channels.  In addition to our retail and wholesale operations, we maintain a strong online presence with our ecommerce sites, FamousFootwear.com, Naturalizer.com and Shoes.com.  Visit brownshoe.com to learn more about us.  Brown Shoe Company:  feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	13 Weeks Ended		52 Weeks Ended
(Thousands, except per share data)	April 28, 2012	April 30, 2011	April 28, 2012	April 30, 2011

Net sales	$626,441	$619,555	$2,589,710	$2,525,928
Cost of goods sold	387,377	371,591	1,601,970	1,521,970

Gross profit	239,064	247,964	987,740	1,003,958

Selling and administrative expenses	218,914	234,140	922,193	932,601
Restructuring and other special charges, net	11,455	1,744	33,382	7,941

Operating earnings	8,695	12,080	32,165	63,416

Interest expense	(6,157)	(6,698)	(25,600)	(21,833)
Loss on early extinguishment of debt	-	-	(1,003)	-
Interest income	83	85	642	270

Earnings from continuing operations before income taxes	2,621	5,467	6,204	41,853

Income tax (provision) benefit	(993)	(2,119)	800	(11,980)

Net earnings from continuing operations	1,628	3,348	7,004	29,873

Discontinued operations:
Earnings from operations of subsidiary, net of tax of $0, $215, $1,097 and $215, respectively	-	293	1,408	293
Gain on sale of subsidiary, net of tax of $0, $0, $6,670 and $0, respectively	-	-	13,965	-

Net earnings from discontinued operations	-	293	15,373	293

Net earnings	1,628	3,641	22,377	30,166

Net loss attributable to noncontrolling interests	(67)	(47)	(219)	(709)

Net earnings attributable to Brown Shoe Company, Inc.	$1,695	$3,688	$22,596	$30,875

Basic earnings per common share:
From continuing operations	$0.04	$0.08	$0.17	$0.69
From discontinued operations	-	-	0.36	0.01
Basic earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.04	$0.08	$0.53	$0.70

Diluted earnings per common share:
From continuing operations	$0.04	$0.08	$0.16	$0.69
From discontinued operations	-	-	0.36	0.01
Diluted earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.04	$0.08	$0.52	$0.70

Basic number of shares	40,422	42,475	40,613	42,336
Diluted number of shares	40,744	43,006	41,093	42,699

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	April 28, 2012	April 30, 2011	January 28, 2012
ASSETS

Cash and cash equivalents	$39,792	$54,229	$47,682
Receivables, net	139,488	144,484	154,022
Inventories, net	512,819	534,725	561,797
Prepaid expenses and other current assets	46,051	57,468	51,637
Total current assets	738,150	790,906	815,138

Property and equipment, net	125,797	141,398	131,471
Goodwill and intangible assets, net	138,697	173,162	140,590
Other assets	138,178	135,103	140,277
Total assets	$1,140,822	$1,240,569	$1,227,476

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$124,000	$288,000	$201,000
Trade accounts payable	182,380	171,386	190,611
Other accrued expenses	135,484	132,806	132,969
Total current liabilities	441,864	592,192	524,580

Long-term debt	198,680	150,000	198,633
Deferred rent	29,746	34,127	32,361
Other liabilities	57,538	44,438	58,186
Total other liabilities	285,964	228,565	289,180

Total Brown Shoe Company, Inc. shareholders’ equity	412,012	419,022	412,669
Noncontrolling interests	982	790	1,047
Total equity	412,994	419,812	413,716
Total liabilities and equity	$1,140,822	$1,240,569	$1,227,476

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	13 Weeks Ended
(Thousands)	April 28, 2012	April 30, 2011
OPERATING ACTIVITIES:
Net earnings	$1,628	$3,641
Adjustments to reconcile net earnings to net cash provided by (used for) operating activities:
Depreciation and amortization	13,280	14,314
Amortization of debt issuance costs	629	599
Share-based compensation expense	1,444	1,663
Tax (benefit) deficiency related to share-based plans	(753)	431
Loss on disposal of facilities and equipment	456	308
Impairment charges for facilities and equipment	2,756	543
Deferred rent	(2,615)	(551)
Provision for doubtful accounts	950	335
Changes in operating assets and liabilities, net of acquired business:
Receivables	13,587	(9,628)
Inventories	49,251	39,362
Prepaid expenses and other current and noncurrent assets	6,377	268
Trade accounts payable	(8,268)	(9,155)
Accrued expenses and other liabilities	1,900	(37,348)
Other, net	(724)	(1,125)
Net cash provided by operating activities	79,898	3,657

INVESTING ACTIVITIES:
Capital expenditures	(7,008)	(9,707)
Acquisition cost	-	(156,636)
Cash recognized on initial consolidation	-	3,121
Net cash used for investing activities	(7,008)	(163,222)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	165,000	759,500
Repayments under revolving credit agreement	(242,000)	(669,500)
Dividends paid	(2,999)	(3,104)
Debt issuance costs	-	(1,234)
Issuance of common stock under share-based plans	(2,148)	484
Tax benefit (deficiency) related to share-based plans	753	(431)
Net cash (used for) provided by financing activities	(81,394)	85,715
Effect of exchange rate changes on cash and cash equivalents	614	1,531
Decrease in cash and cash equivalents	(7,890)	(72,319)
Cash and cash equivalents at beginning of period	47,682	126,548

Cash and cash equivalents at end of period	$39,792	$54,229

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	13 Weeks Ended April 28, 2012			13 Weeks Ended April 30, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$1,695	$0.04		$3,688	$0.08

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$12,091	7,883	0.18	$-	-	-
ASG acquisition and integration-related costs	675	441	0.01	1,744	1,667	0.04
ASG cost of good sold adjustment (1)	-	-	-	2,710	1,604	0.04

Total charges/other items	$12,766	8,324	0.19	$4,454	3,271	0.08

Adjusted earnings		$10,019	$0.23		$6,959	$0.16

	52 Weeks Ended April 28, 2012			52 Weeks Ended April 30, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$22,596	$0.52		$30,875	$0.70

Charges/Other Items:
Portfolio realignment
Gain on sale of subsidiary	$(20,635)	(13,965)	(0.32)	$-	-	-
Business exits and cost reductions	31,245	19,919	0.46	-	-	-
ASG acquisition and integration-related costs	5,388	3,293	0.07	2,863	2,391	0.05
ASG cost of goods sold adjustment (1)	1,479	873	0.02	2,710	1,604	0.04
Loss on early extinguishment of debt	1,003	638	0.02	-	-	-
IT initiatives	-	-	-	5,078	3,351	0.07

Total charges/other items	$18,480	10,758	0.25	$10,651	7,346	0.16

Adjusted earnings		$33,354	$0.77		$38,221	$0.86

(1) In accordance with GAAP, purchase accounting rules require the company to record inventory at fair value (i.e., expected selling price less costs to sell) on the acquisition date. This results in lower than typical gross margins when the acquired inventory is sold. This adjustment reflects the elimination of the unfavorable impact of lower gross margins for ASG product sold in the first and second quarters of 2011.

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$347,107	$342,727	$223,203	$217,064	$56,131	$59,764	$-	$-	$626,441	$619,555

Gross Profit	$155,140	$156,634	$60,755	$65,951	$23,169	$25,379	$-	$-	$239,064	$247,964
Adjusted Gross Profit	$155,140	$156,634	$61,845	$68,661	$23,390	$25,379	$-	$-	$240,375	$250,674

Gross Profit Rate	44.7%	45.7%	27.2%	30.4%	41.3%	42.5%	-	-	38.2%	40.0%
Adjusted Gross Profit Rate	44.7%	45.7%	27.7%	31.6%	41.7%	42.5%	-	-	38.4%	40.5%

Operating Earnings (Loss)	$18,301	$18,782	$1,979	$6,019	$(3,527)	$(3,744)	$(8,058)	$(8,977)	$8,695	$12,080
Adjusted Operating Earnings (Loss)	$25,326	$18,782	$6,275	$8,729	$(2,538)	$(3,744)	$(7,602)	$(7,233)	$21,461	$16,534

Operating Earnings (Loss) %	5.3%	5.5%	0.9%	2.8%	(6.3% )	(6.3% )	-	-	1.4%	1.9%
Adjusted Operating Earnings (Loss) %	7.3%	5.5%	2.8%	4.0%	(4.5% )	(6.3% )	-	-	3.4%	2.7%

Same-store Sales %	2.5%	(3.9% )	-	-	2.6%	(1.0% )	-	-	-	-

Number of Stores	1,066	1,112	-	-	227	252	-	-	1,293	1,364

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$155,140	$156,634	$60,755	$65,951	$23,169	$25,379	$-	$-	$239,064	$247,964

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	1,090	-	221	-	-	-	1,311	-
ASG cost of good sold adjustment	-	-	-	2,710	-	-	-	-	-	2,710

Total charges/other items	-	-	1,090	2,710	221	-	-	-	1,311	2,710

Adjusted Gross Profit	$155,140	$156,634	$61,845	$68,661	$23,390	$25,379	$-	$-	$240,375	$250,674

Operating Earnings (Loss)	$18,301	$18,782	$1,979	$6,019	$(3,527)	$(3,744)	$(8,058)	$(8,977)	$8,695	$12,080

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	7,025	-	3,621	-	989	-	456	-	12,091	-
ASG cost of good sold adjustment	-	-	-	2,710	-	-	-	-	-	2,710
ASG acquisition and integration-related costs	-	-	675	-	-	-	-	1,744	675	1,744

Total charges/other items	7,025	-	4,296	2,710	989	-	456	1,744	12,766	4,454

Adjusted Operating Earnings (Loss)	$25,326	$18,782	$6,275	$8,729	$(2,538)	$(3,744)	$(7,602)	$(7,233)	$21,461	$16,534

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended
	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$1,460,694	$1,467,095	$877,012	$796,724	$252,004	$262,109	$-	$-	$2,589,710	$2,525,928

Gross Profit	$633,727	$661,494	$251,150	$231,323	$102,863	$111,141	$-	$-	$987,740	$1,003,958
Adjusted Gross Profit	$633,727	$661,494	$255,276	$234,033	$103,466	$111,141	$-	$-	$992,469	$1,006,668

Gross Profit Rate	43.4%	45.1%	28.6%	29.0%	40.8%	42.4%	-	-	38.1%	39.7%
Adjusted Gross Profit Rate	43.4%	45.1%	29.1%	29.4%	41.1%	42.4%	-	-	38.3%	39.9%

Operating Earnings (Loss)	$62,034	$81,018	$12,699	$29,567	$(7,410)	$(6,805)	$(35,158)	$(40,364)	$32,165	$63,416
Adjusted Operating Earnings (Loss)	$71,811	$81,018	$33,014	$32,808	$(5,428)	$(6,805)	$(29,120)	$(32,954)	$70,277	$74,067

Operating Earnings (Loss) %	4.2%	5.5%	1.4%	3.7%	(2.9% )	(2.6% )	-	-	1.2%	2.5%
Adjusted Operating Earnings (Loss) %	4.9%	5.5%	3.8%	4.1%	(2.2% )	(2.6% )	-	-	2.7%	2.9%

Same-store Sales %	0.3%	5.7%	-	-	2.6%	2.8%	-	-	-	-

Number of Stores	1,066	1,112	-	-	227	252	-	-	1,293	1,364

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended
	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,	April 28,	April 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$633,727	$661,494	$251,150	$231,323	$102,863	$111,141	$-	$-	$987,740	$1,003,958

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	2,647	-	603	-	-	-	3,250	-
ASG cost of good sold adjustment	-	-	1,479	2,710	-	-	-	-	1,479	2,710

Total charges/other items	-	-	4,126	2,710	603	-	-	-	4,729	2,710

Adjusted Gross Profit	$633,727	$661,494	$255,276	$234,033	$103,466	$111,141	$-	$-	$992,469	$1,006,668

Operating Earnings (Loss)	$62,034	$81,018	$12,699	$29,567	$(7,410)	$(6,805)	$(35,158)	$(40,364)	$32,165	$63,416

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	9,777	-	15,668	-	1,982	-	3,818	-	31,245	-
ASG cost of good sold adjustment	-	-	1,479	2,710	-	-	-	-	1,479	2,710
ASG acquisition and integration-related costs	-	-	3,168	-	-	-	2,220	2,863	5,388	2,863
IT Initiatives	-	-	-	531	-	-	-	4,547	-	5,078

Total charges/other items	9,777	-	20,315	3,241	1,982	-	6,038	7,410	38,112	10,651

Adjusted Operating Earnings (Loss)	$71,811	$81,018	$33,014	$32,808	$(5,428)	$(6,805)	$(29,120)	$(32,954)	$70,277	$74,067

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended
	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,
(Thousands)	2011	2011	2011	2011	2011	2011	2011	2011	2011	2011

Net Sales	$344,930	$687,657	$215,117	$432,181	$60,543	$120,307	$-	$-	$620,590	$1,240,145

Gross Profit	$148,995	$305,629	$60,414	$126,365	$24,196	$49,575	$-	$-	$233,605	$481,569
Adjusted Gross Profit	$148,995	$305,629	$61,893	$130,554	$24,196	$49,575	$-	$-	$235,084	$485,758

Gross Profit Rate	43.2%	44.4%	28.1%	29.2%	40.0%	41.2%	-	-	37.6%	38.8%
Adjusted Gross Profit Rate	43.2%	44.4%	28.8%	30.2%	40.0%	41.2%	-	-	37.9%	39.2%

Operating Earnings (Loss)	$7,495	$26,277	$2,925	$8,944	$(3,012)	$(6,756)	$(8,406)	$(17,383)	$(998)	$11,082
Adjusted Operating Earnings (Loss)	$7,495	$26,277	$4,404	$13,133	$(3,012)	$(6,756)	$(7,717)	$(14,950)	$1,170	$17,704

Operating Earnings (Loss) %	2.2%	3.8%	1.4%	2.1%	(5.0% )	(5.6% )	-	-	(0.2% )	0.9%
Adjusted Operating Earnings (Loss) %	2.2%	3.8%	2.0%	3.0%	(5.0% )	(5.6% )	-	-	0.2%	1.4%

Same-store Sales %	0.2%	(1.9% )	-	-	5.2%	2.1%	-	-	-	-

Number of Stores	1,116	1,116	-	-	245	245	-	-	1,361	1,361

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended	13 Weeks Ended	26 Weeks Ended
	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,	July 30,
(Thousands)	2011	2011	2011	2011	2011	2011	2011	2011	2011	2011

Gross Profit	$148,995	$305,629	$60,414	$126,365	$24,196	$49,575	$-	$-	$233,605	$481,569

Charges/Other Items:
ASG cost of good sold adjustment	-	-	1,479	4,189	-	-	-	-	1,479	4,189

Total charges/other items	-	-	1,479	4,189	-	-	-	-	1,479	4,189

Adjusted Gross Profit	$148,995	$305,629	$61,893	$130,554	$24,196	$49,575	$-	$-	$235,084	$485,758

Operating Earnings (Loss)	$7,495	$26,277	$2,925	$8,944	$(3,012)	$(6,756)	$(8,406)	$(17,383)	$(998)	$11,082

Charges/Other Items:
ASG cost of good sold adjustment	-	-	1,479	4,189	-	-	-	-	1,479	4,189
ASG acquisition and integration-related costs	-	-	-	-	-	-	689	2,433	689	2,433

Total charges/other items	-	-	1,479	4,189	-	-	689	2,433	2,168	6,622

Adjusted Operating Earnings (Loss)	$7,495	$26,277	$4,404	$13,133	$(3,012)	$(6,756)	$(7,717)	$(14,950)	$1,170	$17,704

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended
	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,
(Thousands)	2011	2011	2011	2011	2011	2011	2011	2011	2011	2011

Net Sales	$416,243	$1,103,900	$233,590	$665,771	$63,955	$184,262	$-	$-	$713,788	$1,953,933

Gross Profit	$178,323	$483,952	$70,295	$196,660	$27,880	$77,455	$-	$-	$276,498	$758,067
Adjusted Gross Profit	$178,323	$483,952	$71,192	$201,746	$27,880	$77,455	$-	$-	$277,395	$763,153

Gross Profit Rate	42.8%	43.8%	30.1%	29.5%	43.6%	42.0%	-	-	38.7%	38.8%
Adjusted Gross Profit Rate	42.8%	43.8%	30.5%	30.3%	43.6%	42.0%	-	-	38.9%	39.1%

Operating Earnings (Loss)	$28,374	$54,651	$9,558	$18,502	$53	$(6,703)	$(5,624)	$(23,007)	$32,361	$43,443
Adjusted Operating Earnings (Loss)	$28,374	$54,651	$14,063	$27,196	$53	$(6,703)	$(4,517)	$(19,467)	$37,973	$55,677

Operating Earnings (Loss) %	6.8%	5.0%	4.1%	2.8%	0.1%	(3.6% )	-	-	4.5%	2.2%
Adjusted Operating Earnings (Loss) %	6.8%	5.0%	6.0%	4.1%	0.1%	(3.6% )	-	-	5.3%	2.8%

Same-store Sales %	(0.4% )	(1.3% )	-	-	(1.9% )	0.7%	-	-	-	-

Number of Stores	1,121	1,121	-	-	242	242	-	-	1,363	1,363

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended	13 Weeks Ended	39 Weeks Ended
	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,	October 29,
(Thousands)	2011	2011	2011	2011	2011	2011	2011	2011	2011	2011

Gross Profit	$178,323	$483,952	$70,295	$196,660	$27,880	$77,455	$-	$-	$276,498	$758,067

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	897	897	-	-	-	-	897	897
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	897	5,086	-	-	-	-	897	5,086

Adjusted Gross Profit	$178,323	$483,952	$71,192	$201,746	$27,880	$77,455	$-	$-	$277,395	$763,153

Operating Earnings (Loss)	$28,374	$54,651	$9,558	$18,502	$53	$(6,703)	$(5,624)	$(23,007)	$32,361	$43,443

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	4,505	4,505	-	-	-	-	4,505	4,505
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189
ASG acquisition and integration-related costs	-	-	-	-	-	-	1,107	3,540	1,107	3,540

Total charges/other items	-	-	4,505	8,694	-	-	1,107	3,540	5,612	12,234

Adjusted Operating Earnings (Loss)	$28,374	$54,651	$14,063	$27,196	$53	$(6,703)	$(4,517)	$(19,467)	$37,973	$55,677

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended
	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,
(Thousands)	2012	2012	2012	2012	2012	2012	2012	2012	2012	2012

Net Sales	$352,414	$1,456,314	$205,102	$870,873	$71,375	$255,637	$-	$-	$628,891	$2,582,824

Gross Profit	$151,269	$635,221	$59,686	$256,346	$27,618	$105,073	$-	$-	$238,573	$996,640
Adjusted Gross Profit	$151,269	$635,221	$60,346	$262,092	$28,000	$105,455	$-	$-	$239,615	$1,002,768

Gross Profit Rate	42.9%	43.6%	29.1%	29.4%	38.7%	41.1%	-	-	37.9%	38.6%
Adjusted Gross Profit Rate	42.9%	43.6%	29.4%	30.1%	39.2%	41.3%	-	-	38.1%	38.8%

Operating Earnings (Loss)	$7,864	$62,515	$(1,763)	$16,739	$(924)	$(7,627)	$(13,070)	$(36,077)	$(7,893)	$35,550
Adjusted Operating Earnings (Loss)	$10,616	$65,267	$8,272	$35,468	$69	$(6,634)	$(9,284)	$(28,751)	$9,673	$65,350

Operating Earnings (Loss) %	2.2%	4.3%	(0.9% )	1.9%	(1.3% )	(3.0% )	-	-	(1.3% )	1.4%
Adjusted Operating Earnings (Loss) %	3.0%	4.5%	4.0%	4.1%	0.1%	(2.6% )	-	-	1.5%	2.5%

Same-store Sales %	(0.8% )	(1.2% )	-	-	4.7%	1.7%	-	-	-	-

Number of Stores	1,089	1,089	-	-	234	234	-	-	1,323	1,323

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended	13 Weeks Ended	52 Weeks Ended
	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,	January 28,
(Thousands)	2012	2012	2012	2012	2012	2012	2012	2012	2012	2012

Gross Profit	$151,269	$635,221	$59,686	$256,346	$27,618	$105,073	$-	$-	$238,573	$996,640

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	660	1,557	382	382	-	-	1,042	1,939
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	660	5,746	382	382	-	-	1,042	6,128

Adjusted Gross Profit	$151,269	$635,221	$60,346	$262,092	$28,000	$105,455	$-	$-	$239,615	$1,002,768

Operating Earnings (Loss)	$7,864	$62,515	$(1,763)	$16,739	$(924)	$(7,627)	$(13,070)	$(36,077)	$(7,893)	$35,550

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	2,752	2,752	7,542	12,047	993	993	3,362	3,362	14,649	19,154
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189
ASG acquisition and integration-related costs	-	-	2,493	2,493	-	-	424	3,964	2,917	6,457

Total charges/other items	2,752	2,752	10,035	18,729	993	993	3,786	7,326	17,566	29,800

Adjusted Operating Earnings (Loss)	$10,616	$65,267	$8,272	$35,468	$69	$(6,634)	$(9,284)	$(28,751)	$9,673	$65,350

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	13 Weeks Ended		52 Weeks Ended
	April 28,	April 30,	April 28,	April 30,
(Thousands, except per share amounts)	2012	2011	2012	2011

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$1,628	$3,348	$7,004	$29,873
Net loss attributable to noncontrolling interests	67	47	219	709
Net earnings allocated to participating securities	(155)	(138)	(340)	(1,098)
Net earnings from continuing operations	1,540	3,257	6,883	29,484

Net earnings from discontinued operations	-	293	15,373	293
Net earnings allocated to participating securities	-	(11)	(702)	(10)
Net earnings from discontinued operations	-	282	14,671	283

Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$1,540	$3,539	$21,554	$29,767

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,422	42,475	40,613	42,336
Dilutive effect of share-based awards for continuing operations and discontinued operations	322	531	480	363
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	40,744	43,006	41,093	42,699

Basic earnings per share:
From continuing operations	$0.04	$0.08	$0.17	$0.69
From discontinued operations	-	-	0.36	0.01
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.04	$0.08	$0.53	$0.70

Diluted earnings per share:
From continuing operations	$0.04	$0.08	$0.16	$0.69
From discontinued operations	-	-	0.36	0.01
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.04	$0.08	$0.52	$0.70

SCHEDULE 7

BROWN SHOE COMPANY, INC.
ADJUSTMENTS TO FIRST QUARTER 2011 RESULTS FOR DISCONTINUED OPERATIONS

	13 Weeks Ended
(Thousands)	Previously Reported April 30, 2011	Adjustments for Discontinued Operations	April 30, 2011

Net sales	$624,620	$(5,065)	$619,555
Cost of goods sold	374,820	(3,229)	371,591

Gross profit	249,800	(1,836)	247,964

Selling and administrative expenses	235,468	(1,328)	234,140
Restructuring and other special charges, net	1,744	-	1,744

Operating earnings	12,588	(508)	12,080

Interest expense	(6,698)	-	(6,698)
Interest income	85	-	85

Earnings from continuing operations before income taxes	5,975	(508)	5,467

Income tax provision	(2,334)	215	(2,119)

Net earnings from continuing operations	3,641	(293)	3,348

Net earnings from discontinued operations	-	293	293

Net earnings	3,641	-	3,641

Net loss attributable to noncontrolling interests	(47)	-	(47)

Net earnings attributable to Brown Shoe Company, Inc.	$3,688	$-	$3,688

Note: During the third quarter of 2011, we sold a subsidiary. The sale required presentation as discontinued operations, resulting in subsequent revisions to previously issued results. The above schedule presents the impact of presenting the operations of the sold subsidiary as discontinued operations.

SCHEDULE 7 - CONTINUED

BROWN SHOE COMPANY, INC.
ADJUSTMENTS TO SECOND QUARTER 2011 RESULTS FOR DISCONTINUED OPERATIONS

	13 Weeks Ended			26 Weeks Ended
(Thousands)	Previously Reported July 30, 2011	Adjustments for Discontinued Operations	July 30, 2011	Previously Reported July 30, 2011	Adjustments for Discontinued Operations	July 30, 2011

Net sales	$628,128	$(7,538)	$620,590	$1,252,748	$(12,603)	$1,240,145
Cost of goods sold	391,583	(4,598)	386,985	766,403	(7,827)	758,576

Gross profit	236,545	(2,940)	233,605	486,345	(4,776)	481,569

Selling and administrative expenses	235,696	(1,782)	233,914	471,164	(3,110)	468,054
Restructuring and other special charges, net	689	-	689	2,433	-	2,433

Operating earnings (loss)	160	(1,158)	(998)	12,748	(1,666)	11,082

Interest expense	(6,520)	-	(6,520)	(13,218)	-	(13,218)
Loss on early extinguishment of debt	(1,003)	-	(1,003)	(1,003)	-	(1,003)
Interest income	65	-	65	150	-	150

Loss from continuing operations before income taxes	(7,298)	(1,158)	(8,456)	(1,323)	(1,666)	(2,989)

Income tax benefit	2,530	475	3,005	196	690	886

Net loss from continuing operations	(4,768)	(683)	(5,451)	(1,127)	(976)	(2,103)

Net earnings from discontinued operations	-	683	683	-	976	976

Net loss	(4,768)	-	(4,768)	(1,127)	-	(1,127)

Net loss attributable to noncontrolling interests	(159)	-	(159)	(206)	-	(206)

Net loss attributable to Brown Shoe Company, Inc.	$(4,609)	$-	$(4,609)	$(921)	$-	$(921)

Note: During the third quarter of 2011, we sold a subsidiary. The sale required presentation as discontinued operations, resulting in subsequent revisions to previously issued results. The above schedule presents the impact of presenting the operations of the sold subsidiary as discontinued operations.